UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
March 18, 2014 (December 30, 2013)

FORM 8-K/A

Amendment No. 3

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
March 18, 2014 (July 15, 2013)

BREITBURN ENERGY PARTNERS L.P.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-33055 (Commission File Number)	74-3169953 (I.R.S. Employer Identification No.)

515 South Flower Street, Suite 4800
Los Angeles, CA 90071

(Address of principal executive office)

(213) 225-5900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A (“Amendment”) amends and supplements the Current Report on Form 8-K/A (Amendment No. 1) filed with the Securities and Exchange Commission (the “SEC”) by BreitBurn Energy Partners L.P. (the “Partnership”) on February 27, 2014, which amended and supplemented the Current Report on Form 8-K filed with the SEC by the Partnership on December 31, 2013 in connection with the acquisitions completed by its wholly owned subsidiary, BreitBurn Operating L.P. (“BreitBurn Operating”), of certain oil and gas assets located in Howard, Martin and Midland Counties, in the Permian Basin of Texas from CrownRock, L.P. (“CrownRock”), as seller (the “CrownRock Assets”) and from Lynden USA Inc. (“Lynden”), as seller (the “Lynden Assets”) together are referred to as the “Permian Basin Assets”.

The Current Report on Form 8-K filed on December 31, 2013 is being amended by this Amendment to provide the unaudited pro forma combined statements of operations for the year ended December 31, 2013 and the related notes thereto, which give effect to the acquisitions of the Permian Basin Assets and the Whiting Assets (as defined below). No other amendments to the Form 8-K filed on December 31, 2013 are being made by this Amendment.

This Amendment also amends and supplements the Current Reports on Form 8-K and Form 8-K/A (Amendment Nos. 1 and 2) filed with the SEC by the Partnership on July 18, 2013, August 29, 2013 and November 12, 2013, respectively, in connection with the acquisition completed by BreitBurn Operating of certain assets from Whiting Oil and Gas Corporation (“Whiting”), a wholly owned subsidiary of Whiting Petroleum Corporation. The assets acquired from Whiting consist of oil and gas producing properties located in the Postle and Northeast Hardesty fields in Texas County, Oklahoma, including the related gathering and processing facilities, the Hough crude oil pipeline, a 60% interest in the 120-mile Transpetco-operated CO2 transportation pipeline and other assets as further defined in the Purchase and Sale Agreement (the “Whiting Assets”).

The Current Report on Form 8-K filed on July 18, 2013 is being amended by this Amendment to provide the unaudited pro forma combined statements of operations for the year ended December 31, 2013 and the related notes thereto, which give effect to the acquisitions of the Whiting Assets and the Permian Basin Assets. No other amendments to the Form 8-K filed on July 18, 2013 are being made by this Amendment.

Item 9.01. Financial Statements and Exhibits.

(a) Pro Forma Financial Information.

The unaudited pro forma combined statement of operations for the year ended December 31, 2013 and the related notes thereto, which give effect to the acquisitions of the Permian Basin Assets and the Whiting Assets, are attached hereto as Exhibit 99.1.

(d) Exhibits.

Exhibit No.	Exhibit Description

99.1	Unaudited pro forma combined statement of operations for the year ended December 31, 2013 and the related notes thereto, which give effect to the acquisitions of the Permian Basin Assets and the Whiting Assets.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BREITBURN ENERGY PARTNERS L.P.

	By:	BREITBURN GP, LLC,
its general partner

Dated: March 18, 2014	By:	/s/ James G. Jackson
James G. Jackson
Chief Financial Officer